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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2003

                          The Boston Beer Company, Inc.
             (Exact name of registrant as specified in its chapter)

        Massachusetts                  01-14092              04-328-4048
 (State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)

         75 Arlington Street, Boston, MA                     02116
     (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (617) 368-5000
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ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On July 29, 2003, The Boston Beer Company, Inc. disclosed unaudited financial information for the second quarter of 2003 in an earnings release, which is set forth in the attached Exhibit 99.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

EXHIBIT

     99.1  Press release of The Boston Beer Company, Inc. dated July 29, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             The Boston Beer Company, Inc.
                                                     (Registrant)


                                                /s/ Martin F. Roper
                                          ---------------------------------
Date July 29, 2003                                 Martin F. Roper
                                           President, C.E.O. and Treasurer
                                                     (Signature)*


*Print name and title of the signing officer under his signature.


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